SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549-1004

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)  August 19, 1997
                                                     -------------------
                      Commission File Number 1-6392
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                PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
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         (Exact name of registrant as specified in its charter)


               NEW HAMPSHIRE                    02-018150
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     (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)         Identification No.)


     1000 ELM STREET, MANCHESTER, NEW HAMPSHIRE          03105
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      (Address of principal executive offices)        (Zip Code)


                          (603) 669-4000
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         (Registrant's telephone number, including area code)


                          Not Applicable
                          --------------
      (Former name or former address, if changed since last report)

Item 5. Other Events

     Mr. Michael G. Morris has been appointed chairman, president and chief executive officer of Northeast Utilities by its Board of Trustees, effective August 19, 1997. Mr. Morris was formerly president and chief executive officer of Consumers Energy Company, the electric and gas utility subsidiary of CMS Energy Corporation, as well as executive vice president and director of CMS Energy. Prior to joining CMS Energy, Mr. Morris was president of Colorado Interstate Gas Company, a subsidiary of Coastal Corporation. He was recently named to the Board of the Institute of Nuclear Power Operations.

     Mr. Morris succeeds Bernard M. Fox, who announced on February 20, 1997 his intention to retire from Northeast Utilities upon the appointment of his successor.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                           ---------------------------------------
                                          Registrant




Date  August 21, 1997         By   /s/John B. Keane
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                                   John B. Keane
                                   Vice President and Treasurer